Exhibit 4.7

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Corporation (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depositary or a nominee of such successor Depositary.

ALBERTA ENERGY COMPANY LTD.

7.375% Note due 2031

No. B-1	US$400,000,000
CUSIP: 012873 AK1

Alberta Energy Company Ltd., a corporation duly organized and existing under the laws of the Province of Alberta, Canada (herein called the “Corporation”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to. Cede & Co., or registered assigns, the principal sum of US$400,000,000 (FOUR HUNDRED MILLION UNITED STATES DOLLARS) on November 1, 2031, at the office or agency of the Corporation referred to below, and to pay interest thereon on May 1, 2002 and semi-annually thereafter, on May 1 and November 1 in each year, from October 26, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 7.375% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated: October 26, 2001	ALBERTA ENERGY COMPANY LTD.

	By	/s/ John D. Watson
Name: John D. Watson
Title: Vice-President, Finance and Chief Financial Officer

	By	/s/ Larry L. Whitehead
Name: Larry L. Whitehead
Title: Assistant Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in, and issued under, the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By	/s/ Vanessa Mack
Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Corporation designated as its 7.375% Notes due 2031 (herein called the “Securities”), initially issued in an aggregate principal amount of US$500,000,000, which may be issued under an indenture (herein called the “Indenture”) dated as of September 15, 2000 among the Corporation and The Bank of New York, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security representing US$400,000,000 aggregate principal amount of the Securities.

Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Corporation maintained or caused to be maintained for that purpose in New York, New York or at such other office or agency of the Corporation as may be maintained or caused to be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal (and premium, if any) and interest may be made at the option of the Corporation (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained by the payee located in the United States; provided, that principal paid in relation to any Security, redeemed at the option of the Corporation or upon Maturity, shall be paid to the holder of such Security only upon presentation and surrender of such Security to such office of agency referred to above.

The Corporation will pay to the Holders such Additional Amounts as may be payable under Section 1005 of the Indenture.

As provided for in the Indenture, not all of the Securities of this series need be issued at the same time. The Corporation may from time to time without notice to, or the consent of, the holders of the Securities, create and issue additional Securities under the Indenture, equal in rank to the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new Securities or except for the first payment of interest following the issue date of the new Securities) so that the new Securities may be consolidated and form a single series with the Securities and have the same terms as to status, redemption or otherwise as the Securities.

The Securities are subject to redemption upon not less than 30 nor more than 60 days’ notice, at any time, as a whole or in part, at the election of the Corporation at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities or (2) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (not including any portion of the payments of interest accrued as of the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30 day months) at the

Adjusted Treasury Rate plus 37.5 basis points, plus, in the case of (1) and (2), accrued interest thereon to the date of redemption, all as provided in the Indenture.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt notes of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any redemption date, the average of the Reference Treasury Dealer Quotations for the redemption date.

“Quotation Agent” means Lehman Brothers Inc. or such other Reference Treasury Dealer appointed by the Corporation.

“Reference Treasury Dealers” means (1) Lehman Brothers Inc. and its successors, provided, however, that if it shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Corporation shall substitute for it another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Corporation.

“Reference Treasury Dealer Quotations” means, with respect to the Quotation Agent and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted by the Quotation Agent at 5:00 p.m. on the third business day preceding the redemption date.

The Securities are subject to redemption as a whole but not in part, at the option of the Corporation, at any time, on not less than 30 nor more than 90 days’ notice, at 100% of the principal amount, together with accrued and unpaid interest to the date fixed for redemption, if the Corporation has become or would become obligated to pay on the next date on which interest is due, any Additional Amounts as a result of any change or amendment to the laws (or regulations or rulings promulgated thereunder) of Canada or any political subdivision or taxing authority thereof or therein or any change in or amendment to any official position or administration or assessing practices regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after October 22, 2001, all as provided in Section 1108 of the Indenture.

In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Corporation on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Corporation with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in aggregate principal amount of all affected Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities affected thereby, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Corporation, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained or caused to be maintained for such purpose in New York, New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of US$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months. For the purposes of the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate payable hereunder is the rate payable multiplied by the actual number of days in the year and divided by 360.

If at any time, (i) the Depositary notifies the Corporation that it is unwilling or unable or no longer qualifies to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, or (ii) the Corporation determines that the Securities shall no longer be represented by a global Security or Securities, then in such event the Corporation will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Corporation (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depositary or a nominee of such successor Depositary.

ALBERTA ENERGY COMPANY LTD.

7.375% Note due 2031

No. B-2	US$100,000,000
CUSIP: 012873 AK1

Alberta Energy Company Ltd., a corporation duly organized and existing under the laws of the Province of Alberta, Canada (herein called the “Corporation”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of US$100,000,000 (ONE HUNDRED MILLION UNITED STATES DOLLARS) on November 1, 2031, at the office or agency of the Corporation referred to below, and to pay interest thereon on May 1, 2002 and semi-annually thereafter, on May 1 and November 1 in each year, from October 26, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 7.375% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated: October 26, 2001	ALBERTA ENERGY COMPANY LTD.

	By	/s/ John D. Watson
Name: John D. Watson
Title: Vice-President, Finance and
Chief Financial Officer

	By	/s/ Larry L. Whitehead
Name: Larry L. Whitehead
Title: Assistant Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in, and issued under, the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By	/s/ Vanessa Mack
Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Corporation designated as its 7.375% Notes due 2031 (herein called the “Securities”), initially issued in an aggregate principal amount of US$500,000,000, which may be issued under an indenture (herein called the “Indenture”) dated as of September 15, 2000 among the Corporation and The Bank of New York, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security representing US$100,000,000 aggregate principal amount of the Securities.

Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Corporation maintained or caused to be maintained for that purpose in New York, New York or at such other office or agency of the Corporation as may be maintained or caused to be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal (and premium, if any) and interest may be made at the option of the Corporation (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained by the payee located in the United States; provided, that principal paid in relation to any Security, redeemed at the option of the Corporation or upon Maturity, shall be paid to the holder of such Security only upon presentation and surrender of such Security to such office of agency referred to above.

The Corporation will pay to the Holders such Additional Amounts as may be payable under Section 1005 of the Indenture.

As provided for in the Indenture, not all of the Securities of this series need be issued at the same time. The Corporation may from time to time without notice to, or the consent of, the holders of the Securities, create and issue additional Securities under the Indenture, equal in rank to the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new Securities or except for the first payment of interest following the issue date of the new Securities) so that the new Securities may be consolidated and form a single series with the Securities and have the same terms as to status, redemption or otherwise as the Securities.

The Securities are subject to redemption upon not less than 30 nor more than 60 days’ notice, at any time, as a whole or in part, at the election of the Corporation at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities or (2) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (not including any portion of the payments of interest accrued as of the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30 day months) at the

Adjusted Treasury Rate plus 37.5 basis points, plus, in the case of (1) and (2), accrued interest thereon to the date of redemption, all as provided in the Indenture.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt notes of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any redemption date, the average of the Reference Treasury Dealer Quotations for the redemption date.

“Quotation Agent” means Lehman Brothers Inc. or such other Reference Treasury Dealer appointed by the Corporation.

“Reference Treasury Dealers” means (1) Lehman Brothers Inc. and its successors, provided, however, that if it shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Corporation shall substitute for it another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Corporation.

“Reference Treasury Dealer Quotations” means, with respect to the Quotation Agent and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted by the Quotation Agent at 5:00 p.m. on the third business day preceding the redemption date.

The Securities are subject to redemption as a whole but not in part, at the option of the Corporation, at any time, on not less than 30 nor more than 90 days’ notice, at 100% of the principal amount, together with accrued and unpaid interest to the date fixed for redemption, if the Corporation has become or would become obligated to pay on the next date on which interest is due, any Additional Amounts as a result of any change or amendment to the laws (or regulations or rulings promulgated thereunder) of Canada or any political subdivision or taxing authority thereof or therein or any change in or amendment to any official position or administration or assessing practices regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after October 22, 2001, all as provided in Section 1108 of the Indenture.

In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Corporation on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Corporation with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in aggregate principal amount of all affected Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities affected thereby, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Corporation, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained or caused to be maintained for such purpose in New York, New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of US$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months. For the purposes of the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate payable hereunder is the rate payable multiplied by the actual number of days in the year and divided by 360.

If at any time, (i) the Depositary notifies the Corporation that it is unwilling or unable or no longer qualifies to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, or (ii) the Corporation determines that the Securities shall no longer be represented by a global Security or Securities, then in such event the Corporation will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.